UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
       Pursuant to Section 13 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                December 6, 2004


                            ASANTE TECHNOLOGIES, INC.
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              Exact name of registrant as specified in its charter)


          Delaware                       0-22632              77-0200286
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(State or other jurisdiction           (Commission           (IRS Employer
    of incorporation)                  File Number)        Identification No.)


                    2223 Old Oakland Road, San Jose, CA 95131
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                     (Address of principal executive office

Registration's telephone number, including area code:        (408) 435-8401
                                                     ---------------------------

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02   Appointment of Principal Officers.

On December 6, 2004, Asante Technologies, Inc. announced the appointment of Raj Matthew as the Company's new Chief Financial Officer. Mr. Matthew has over 20 years of management and financing experience in emerging technologies industries. Mr. Robert Pendergrass, the interim CFO, will assume the position of Controller for the Company.


SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.

                  (c)      Exhibits

                           99.1     Press Release dated December 6, 2004


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   December 16, 2004                ASANTE TECHNOLOGIES, INC.
                                               (Registrant)


                                              /s/ Jeff Linn
                                          ---------------------------
                                             Jeff Lin, President